                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, TOM H. BARRETT,
                                               ------------------------
                                                  (Name)

Trustee of The Mutual Life Insurance Company of New York ("Corporation"), which Corporation:

      (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 2-25204 on Form N-3, 33-19836 and 33-33318 on Form N-4, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable accumulation annuity contracts to be issued by said Corporation,

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain group variable accumulation annuity contracts issued by said Corporation, as a unit investment trust which shall invest exclusively in shares of MONY Series Fund, Inc.,

     (iii) intends to file one or more amendments to one or more of said Registration Statements, and

     (iv) has filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, Form 10-K Annual Report for Pooled Account Nos. 1, 4, 6 and 10, annuity contracts and variable accumulation annuity contracts to be issued by said Corporation, hereby constitute and appoint WILLARD G. ELDRED, Vice President and Deputy General Counsel of said Corporation and THOMAS J. CONKLIN, Senior Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and/or Annual Report and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and/or Annual Report and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of August, 1990

                                               /s/ Tom Barrett
                                               ----------------------------
                                                        (Signature)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 31st day of August, 1990 before me personally came Tom H. Barrett, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                             /s/ Catherine A. Mohr
                                             -------------------------------
                                                     CATHERINE A. MOHR
                                             NOTARY PUBLIC, State of New York
                                                     No. 31-4656544
                                                Qualified in New York County
                                                 Term Expires June 30, 1991

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, CLAUDE MARK BALLARD, JR.,
                                               ------------------------
                                                  (Name)

Trustee of The Mutual Life Insurance Company of New York ("Corporation"), which Corporation:

      (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 2-25204 on Form N-3, 33-19836 and 33-33318 on Form N-4, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable accumulation annuity contracts to be issued by said Corporation,

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain group variable accumulation annuity contracts issued by said Corporation, as a unit investment trust which shall invest exclusively in shares of MONY Series Fund, Inc.,

     (iii) intends to file one or more amendments to one or more of said Registration Statements, and

     (iv) has filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, Form 10-K Annual Report for Pooled Account Nos. 1, 4, 6 and 10, annuity contracts and variable accumulation annuity contracts to be issued by said Corporation, hereby constitute and appoint WILLARD G. ELDRED, Vice President and Deputy General Counsel of said Corporation and THOMAS J. CONKLIN, Senior Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and/or Annual Report and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and/or Annual Report and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of August, 1990

                                               /s/ Claude Mark Ballard, Jr.
                                               ----------------------------
                                                        (Signature)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 3rd day of August, 1990 before me personally came Claude Mark Ballard, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                             /s/ Rosemarie Tapia
                                             -------------------------------
                                                     ROSEMARIE TAPIA
                                             NOTARY PUBLIC, State of New York
                                                     No. 41-4876817
                                                 Qualified in Queens County
                                              Term Expires November 24, 1990

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, DAVID L. CALL,
                                               ------------------------
                                                  (Name)

Trustee of The Mutual Life Insurance Company of New York ("Corporation"), which Corporation:

      (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 2-25204 on Form N-3, 33-19836 and 33-33318 on Form N-4, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable accumulation annuity contracts to be issued by said Corporation,

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain group variable accumulation annuity contracts issued by said Corporation, as a unit investment trust which shall invest exclusively in shares of MONY Series Fund, Inc.,

     (iii) intends to file one or more amendments to one or more of said Registration Statements, and

     (iv) has filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, Form 10-K Annual Report for Pooled Account Nos. 1, 4, 6 and 10, annuity contracts and variable accumulation annuity contracts to be issued by said Corporation, hereby constitute and appoint WILLARD G. ELDRED, Vice President and Deputy General Counsel of said Corporation and THOMAS J. CONKLIN, Senior Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and/or Annual Report and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and/or Annual Report and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of January, 1993

                                               /s/ David L. Call
                                               ----------------------------
                                                        (Signature)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF TOMPKINS )

On the 29th day of January, 1993 before me personally came David L. Call, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                             /s/ Janice H. Hatfield
                                             -------------------------------
                                                     JANICE A. HATFIELD
                                             NOTARY PUBLIC, State of New York
                                                Qualified in Tompkins County
                                                       No. 4688232
                                            My Commission Expires May 31, 1993

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT HOLLAND, JR.,
                                               ------------------------
                                                  (Name)

Trustee of The Mutual Life Insurance Company of New York ("Corporation"), which Corporation:

      (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 2-25204 on Form N-3, 33-19836 and 33-33318 on Form N-4, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable accumulation annuity contracts to be issued by said Corporation,

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain group variable accumulation annuity contracts issued by said Corporation, as a unit investment trust which shall invest exclusively in shares of MONY Series Fund, Inc.,

     (iii) intends to file one or more amendments to one or more of said Registration Statements, and

     (iv) has filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, Form 10-K Annual Report for Pooled Account Nos. 1, 4, 6 and 10, annuity contracts and variable accumulation annuity contracts to be issued by said Corporation, hereby constitute and appoint WILLARD G. ELDRED, Vice President and Deputy General Counsel of said Corporation and THOMAS J. CONKLIN, Senior Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and/or Annual Report and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and/or Annual Report and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of October, 1990

                                               /s/ Robert Holland, Jr.
                                               ----------------------------
                                                        (Signature)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 1st day of October, 1990 before me personally came Robert Holland, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                             /s/ Catherine A. Mohr
                                             -------------------------------
                                                     CATHERINE A. MOHR
                                             NOTARY PUBLIC, State of New York
                                                     No. 31-4656544
                                                Qualified in New York County
                                                 Term Expires June 30, 1991

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, G. ROBERT DURHAM,
                                               ------------------------
                                                  (Name)

Trustee of The Mutual Life Insurance Company of New York ("Corporation"), which Corporation:

      (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 2-25204 on Form N-3, 33-19836 and 33-33318 on Form N-4, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable accumulation annuity contracts to be issued by said Corporation,

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain group variable accumulation annuity contracts issued by said Corporation, as a unit investment trust which shall invest exclusively in shares of MONY Series Fund, Inc.,

     (iii) intends to file one or more amendments to one or more of said Registration Statements, and

     (iv) has filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, Form 10-K Annual Report for Pooled Account Nos. 1, 4, 6 and 10, annuity contracts and variable accumulation annuity contracts to be issued by said Corporation, hereby constitute and appoint WILLARD G. ELDRED, Vice President and Deputy General Counsel of said Corporation and THOMAS J. CONKLIN, Senior Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and/or Annual Report and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and/or Annual Report and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of July, 1990

                                               /s/ G. Robert Durham
                                               ----------------------------
                                                        (Signature)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 25th day of July, 1990 before me personally came G. Robert Durham, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                             /s/ Catherine A. Mohr
                                             -------------------------------
                                                     CATHERINE A. MOHR
                                             NOTARY PUBLIC, State of New York
                                                     No. 31-4656544
                                                Qualified in New York County
                                                 Term Expires June 30, 1991

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, JAMES L. JOHNSON,
                                               ------------------------
                                                  (Name)

Trustee of The Mutual Life Insurance Company of New York ("Corporation"), which Corporation:

      (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 2-25204 on Form N-3, 33-19836 and 33-33318 on Form N-4, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable accumulation annuity contracts to be issued by said Corporation,

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain group variable accumulation annuity contracts issued by said Corporation, as a unit investment trust which shall invest exclusively in shares of MONY Series Fund, Inc.,

     (iii) intends to file one or more amendments to one or more of said Registration Statements, and

     (iv) has filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, Form 10-K Annual Report for Pooled Account Nos. 1, 4, 6 and 10, annuity contracts and variable accumulation annuity contracts to be issued by said Corporation, hereby constitute and appoint WILLARD G. ELDRED, Vice President and Deputy General Counsel of said Corporation and THOMAS J. CONKLIN, Senior Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and/or Annual Report and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and/or Annual Report and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of July, 1990

                                               /s/ James L. Johnson
                                               ----------------------------
                                                        (Signature)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 25th day of July, 1990 before me personally came James L. Johnson, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                             /s/ Catherine A. Mohr
                                             -------------------------------
                                                     CATHERINE A. MOHR
                                             NOTARY PUBLIC, State of New York
                                                     No. 31-4656544
                                                Qualified in New York County
                                                 Term Expires June 30, 1991

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, JOHN R. MEYER,
                                               ------------------------
                                                  (Name)

Trustee of The Mutual Life Insurance Company of New York ("Corporation"), which Corporation:

      (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 2-25204 on Form N-3, 33-19836 and 33-33318 on Form N-4, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable accumulation annuity contracts to be issued by said Corporation,

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain group variable accumulation annuity contracts issued by said Corporation, as a unit investment trust which shall invest exclusively in shares of MONY Series Fund, Inc.,

     (iii) intends to file one or more amendments to one or more of said Registration Statements, and

     (iv) has filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, Form 10-K Annual Report for Pooled Account Nos. 1, 4, 6 and 10, annuity contracts and variable accumulation annuity contracts to be issued by said Corporation, hereby constitute and appoint WILLARD G. ELDRED, Vice President and Deputy General Counsel of said Corporation and THOMAS J. CONKLIN, Senior Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and/or Annual Report and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and/or Annual Report and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of July, 1990

                                               /s/ John R. Meyer
                                               ----------------------------
                                                        (Signature)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 25th day of July, 1990 before me personally came John R. Meyer, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                             /s/ Catherine A. Mohr
                                             -------------------------------
                                                     CATHERINE A. MOHR
                                             NOTARY PUBLIC, State of New York
                                                     No. 31-4656544
                                                Qualified in New York County
                                                 Term Expires June 30, 1991

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, JANE C. PFEIFFER,
                                               ------------------------
                                                  (Name)

Trustee of The Mutual Life Insurance Company of New York ("Corporation"), which Corporation:

      (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 2-25204 on Form N-3, 33-19836 and 33-33318 on Form N-4, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable accumulation annuity contracts to be issued by said Corporation,

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain group variable accumulation annuity contracts issued by said Corporation, as a unit investment trust which shall invest exclusively in shares of MONY Series Fund, Inc.,

     (iii) intends to file one or more amendments to one or more of said Registration Statements, and

     (iv) has filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, Form 10-K Annual Report for Pooled Account Nos. 1, 4, 6 and 10, annuity contracts and variable accumulation annuity contracts to be issued by said Corporation, hereby constitute and appoint WILLARD G. ELDRED, Vice President and Deputy General Counsel of said Corporation and THOMAS J. CONKLIN, Senior Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and/or Annual Report and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and/or Annual Report and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of July, 1990

                                               /s/ Jane C. Pfeiffer
                                               ----------------------------
                                                        (Signature)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 25th day of July, 1990 before me personally came Jane C. Pfeiffer, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                             /s/ Catherine A. Mohr
                                             -------------------------------
                                                     CATHERINE A. MOHR
                                             NOTARY PUBLIC, State of New York
                                                     No. 31-4656544
                                                Qualified in New York County
                                                 Term Expires June 30, 1991

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, THOMAS C. THEOBALD,
                                               ------------------------
                                                  (Name)

Trustee of The Mutual Life Insurance Company of New York ("Corporation"), which Corporation:

      (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 2-25204 on Form N-3, 33-19836 and 33-33318 on Form N-4, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable accumulation annuity contracts to be issued by said Corporation,

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain group variable accumulation annuity contracts issued by said Corporation, as a unit investment trust which shall invest exclusively in shares of MONY Series Fund, Inc.,

     (iii) intends to file one or more amendments to one or more of said Registration Statements, and

     (iv) has filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, Form 10-K Annual Report for Pooled Account Nos. 1, 4, 6 and 10, annuity contracts and variable accumulation annuity contracts to be issued by said Corporation, hereby constitute and appoint WILLARD G. ELDRED, Vice President and Deputy General Counsel of said Corporation and THOMAS J. CONKLIN, Senior Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and/or Annual Report and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and/or Annual Report and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of July, 1990

                                               /s/ Thomas C. Theobald
                                               ----------------------------
                                                        (Signature)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 23rd day of July, 1990 before me personally came Thomas C. Theobald to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                             /s/ Catherine A. Mohr
                                             -------------------------------
                                                     CATHERINE A. MOHR
                                             NOTARY PUBLIC, State of New York
                                                     No. 31-4656544
                                                Qualified in New York County
                                                 Term Expires June 30, 1991

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by Diversified Investors Portfolios with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Neal M. Jewell
                                        --------------------------------------
                                            Neal M. Jewell



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Neal M. Jewell to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Portfolios with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Patricia L. Sawyer
                                        --------------------------------------
                                            Patricia L. Sawyer



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Patricia L. Sawyer to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by Diversified
Investors Portfolios with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Eugene M. Mannella
                                        --------------------------------------
                                            Eugene M. Mannella



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Eugene M. Mannella to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by Diversified Investors Portfolios with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Tom A. Schlossberg
                                        --------------------------------------
                                            Tom A. Schlossberg



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Tom Schlossberg to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr